UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 4, 2019

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On May 17, 2019, our wholly-owned subsidiary, IM Telecom, dba, “Infiniti Mobile,” was notified by Universal Service Administrative Company (“USAC”) of an over-payment of Universal Service Fund reimbursements in the amount of $168,677.  On July 25, 2019, the Company entered into a Letter of Acknowledgement with the Federal Communications Commission (the “FCC”) requesting a 24-month payment plan regarding the repayment of the over-payment amount.  The FCC decision regarding the payment plan is expected between October 2019 and December 2019.  As of June 30, 2019, the Company’s legal counsel advised us that the liability for this over-payment could potentially lie with the previous ownership of Infiniti Mobile, and therefore, no contingency for this potential liability was recorded in our 10-Q Quarterly Report for the quarter ended June 30, 2019, which was filed with the Securities and Exchange Commission on August 19, 2019.  The Company entered into a Settlement Agreement with the former owner of Infiniti Mobile regarding this matter, effective September 4, 2019, which was the date of delivery of the fully executed Settlement Agreement that was dated August 22, 2019.  Under the Settlement Agreement, and as part of the previous owner’s obligations to indemnify and hold the Company harmless from any liability arising from the breach of any representations and warranties in the initial Purchase and Sale Agreement dated February 5, 2019 (the “PSMI”), and filed with the Securities and Exchange Commission on February 6, 2019 (see Item 9.01 for a Hyperlink to the PSMI and related closing documents previously filed with the Securities and Exchange Commission), which included this liability, the vested $0.20 per share 500,000 share incentive stock option grant that was awarded to the previous owner at the closing of the PSMI was cancelled and deemed null and void, and the previous owner was released from any liability for the $168,677 over-payment.  All of the other terms and conditions of the PSMI remain in full force and effect, including the continuing indemnification provisions.  A copy of the Settlement Agreement is filed as an Exhibit to this Current Report and is incorporated herein by reference.  See Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.

Description of Exhibit

10.1

Settlement Agreement

Exhibits incorporated by reference:

8-K/A-2 dated February 7, 2018 and filed with the Securities and Exchange Commission on February 6, 2019.

10.1

IM Telecom PSMI

10.2

IM Telecom PSMI (First amendment).

10.3

IM Telecom PSMI (Second amendment).

10.4

Morrow Independent Contractor Agreement and Incentive Stock Option Agreement.

10.5

Morrow Independent Contractor Agreement (First amendment).

10.6

Morrow Incentive Stock Option Agreement, as amended.

10.7

Morrow Lock-Up/Leak-Out Agreement.

10.8

Closing Memorandum (without Exhibits).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: September 5, 2019	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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